Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,             Ended June 30,
                              1998         1997          1998         1997
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income....... $   166,883  $   184,744   $   342,456  $   365,523
Provision for possible
 credit losses............      78,542       87,363       167,140      145,768
Other operating income....     765,196      694,834     1,464,706    1,337,454
Other operating expense...     575,688      565,388     1,120,823    1,125,179
  Net income..............     171,988      138,433       321,384      262,375

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PER COMMON SHARE DATA FOR THE PERIOD(a):

Earnings.................. $       .34  $       .26   $       .63  $       .50
Earnings-assuming
 dilution.................         .32          .25           .60          .48
Dividends.................         .09          .08           .18          .16
Book value................        3.78         3.08

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RATIOS:

Return on average total
 assets...................        3.16%        2.96%         2.99%        2.92%
Return on average
 stockholders' equity.....       34.25        33.02         32.76        31.46
Average receivables to
 average deposits.........       83.90        95.00         85.56        96.01
Stockholders' equity to
 total assets.............        9.20         9.02

Loan Portfolio:
  Delinquency(b)..........        3.36         3.15
  Net credit losses.......        2.61         2.46          2.59         2.23

Managed Loans(c):
  Delinquency.............        4.60         4.21
  Net credit losses.......        4.42         3.96          4.30         3.86
  Net interest margin(d)..        7.45         7.40          7.41         7.47

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

                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,             Ended June 30,
                              1998          1997         1998          1997
------------------------------------------------------------------------------
                                               (unaudited)
MANAGED LOAN DATA(c):

At Period End:
  Loans held for
   securitization......... $ 3,392,797  $ 3,761,615
  Loan portfolio..........   9,322,087    6,664,699
  Securitized loans.......  40,032,895   32,756,985
                           -----------  -----------
    Total managed loans... $52,747,779  $43,183,299
                           ===========  ===========

Average:
  Loans held for
   securitization......... $ 2,597,279  $ 3,868,738   $ 2,832,301  $ 3,358,456
  Loan portfolio..........   8,402,221    6,969,480     8,416,175    7,177,540
  Securitized loans.......  39,415,940   30,916,249    38,807,228   29,937,986
                           -----------  -----------   -----------  -----------
    Total managed loans... $50,415,440  $41,754,467   $50,055,704  $40,473,982
                           ===========  ===========   ===========  ===========
For the Period:
  Sales and cash advance
   volume................. $19,764,469  $16,006,521   $37,737,700  $30,103,948

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments. $ 4,218,656  $ 4,361,153
Loans held for
 securitization...........   3,392,797    3,761,615

Credit card loans.........   6,530,081    4,668,376
Other consumer loans......   2,792,006    1,996,323
                           -----------  -----------
  Total loans.............   9,322,087    6,664,699
Reserve for possible
 credit losses............    (194,685)    (151,719)
                           -----------  -----------
  Net loans...............   9,127,402    6,512,980

Total assets..............  22,902,130   19,471,017
Total deposits............  13,322,061   11,916,978
Stockholders' equity......   2,107,629    1,755,775
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

                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,             Ended June 30,
                              1998          1997         1998          1997
------------------------------------------------------------------------------
                                               (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments. $ 4,979,915  $ 3,728,361   $ 4,696,850  $ 3,557,176
Loans held for
 securitization...........   2,597,279    3,868,738     2,832,301    3,358,456

Credit card loans.........   6,168,473    5,168,044     6,110,117    5,210,498
Other consumer loans......   2,233,748    1,801,436     2,306,058    1,967,042
                           -----------  -----------   -----------  -----------
  Total loans.............   8,402,221    6,969,480     8,416,175    7,177,540
Reserve for possible
 credit losses...........     (185,275)    (132,484)     (177,007)    (125,886)
                           -----------  -----------   -----------  -----------
  Net loans...............   8,216,946    6,836,996     8,239,168    7,051,654

Total assets..............  21,796,141   18,782,559    21,694,259   18,135,856
Total deposits............  13,109,669   11,408,943    13,146,917   10,973,819
Stockholders' equity......   2,013,931    1,681,792     1,978,496    1,681,739
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Weighted average common
 shares outstanding
 (000)(a).................     501,205      501,219       501,226      501,224
Weighted average common
 shares outstanding and
 common stock equivalents
 (000)(a).................     526,945      524,925       527,551      525,102
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
NOTES:
(a) Per common share data and weighted average common shares outstanding and common stock equivalents have not been restated to reflect the three-for-two split of the Corporation's Common Stock, which will be effected in the form of a dividend, to be issued October 1, 1998, to stockholders of record as of September 15, 1998. For comparative purposes, per common share data and weighted average common shares outstanding and common stock equivalents have been restated to reflect the adoption of Statement of Financial Accounting Standards No. 128, "Earnings per Share" (Statement No. 128), and the three-for-two split of the Corporation's Common Stock, effected in the form of a dividend, issued October 1, 1997, to stockholders of record as of September 15, 1997. The Corporation adopted Statement No. 128, effective for financial statements issued for periods ending after December 15, 1997. In accordance with Statement
    No. 128, earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas, earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents which are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(c) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis.